CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Bruce N. Alpert, Principal Executive Officer of The Gabelli Global Deal Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information  contained in the  Report fairly presents, in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    March 6, 2007             /s/ Bruce N. Alpert
     ---------------------         ---------------------------------------------
                                   Bruce N. Alpert, Principal Executive Officer



I, Agnes Mullady, Principal Financial Officer and Treasurer of The Gabelli Global Deal Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.    The information  contained in the  Report fairly presents, in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    March 7, 2007             /s/ Agnes Mullady
     ---------------------         ---------------------------------------------
                                   Agnes Mullady, Principal Financial Officer
                                   and Treasurer